UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

First Financial Service Corporation
(Name of Registrant as Specified In Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

April 15, 2013

Dear Shareholder:

On behalf of your Board of Directors, you are cordially invited and encouraged to attend the 2013 Annual Meeting of Shareholders of First Financial Service Corporation to be held at our corporate headquarters, 2323 Ring Road, Elizabethtown, Kentucky on Wednesday May 15, 2013 at 5:00 p.m.

The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the meeting. During the meeting, we will report on our business and operations. Our Annual Report, which accompanies our proxy statement, contains detailed information concerning activities and operating performance during 2012.

To ensure that you are represented at the meeting, please complete, sign, and return the enclosed proxy card as promptly as possible. Your early attention to the proxy statement will be greatly appreciated because it will reduce the cost we incur in obtaining your voting instructions. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

We look forward to seeing you at the meeting.

Sincerely,

Greg Schreacke

President

Important Notice Regarding the Availability of Proxy Materials for the

Shareholders Meeting to be Held on May 15, 2013:

This proxy statement and our 2012 Annual Report to Shareholders,

including Form 10-K, are available at www.ffsbky.com.

FIRST FINANCIAL SERVICE CORPORATION

2323 Ring Road

Elizabethtown, Kentucky 42702-5006

(270) 765-2131

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be Held on May 15, 2013

The Annual Meeting of Shareholders of First Financial Service Corporation will be held at our corporate headquarters, 2323 Ring Road, Elizabethtown, Kentucky, on Wednesday, May 15, 2013 at 5:00 p.m.

A proxy card and a proxy statement for the meeting are enclosed.

The purposes of the meeting are to act upon the following proposals being submitted to shareholders:

1.	To elect three directors of the Corporation;

2.	To approve, in a non-binding advisory vote, the compensation of the Corporation’s executives as disclosed in the accompanying proxy statement;

3.	To ratify the selection of Crowe Horwath LLP as our independent registered public accounting firm; and

4.	To act upon such other matters as may properly come before the meeting or any adjournments thereof.

The Board of Directors is not aware of any other business to come before the meeting.

Shareholders of record at the close of business on March 15, 2013 are entitled to vote at the meeting and any adjournments thereof.

Please complete and sign the enclosed proxy card, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope. If you attend the meeting, you can choose to revoke your proxy and elect to vote in person.

By Order of the Board of Directors,

Janelle Poppe
Corporate Secretary

Elizabethtown, Kentucky

April 15, 2013

YOUR VOTE IS IMPORTANT.

The prompt return of proxy cards will save us the expense of further requests for proxy cards in order to insure a quorum. A self-addressed envelope is enclosed for your convenience. No postage is required if mailed in the United States.

FIRST FINANCIAL SERVICE CORPORATION

Annual Meeting of Shareholders

May 15, 2013

PROXY STATEMENT

About the Annual Meeting

Why have I received these materials?

We are mailing this proxy statement and the accompanying proxy to shareholders on or about April 15, 2013. Your proxy is being solicited by the Board of Directors of First Financial Service Corporation (which we refer to throughout this proxy statement as “First Financial Service Corporation”, or “the Corporation”, or “we”, or “our”) in connection with our 2013 Annual Meeting of Shareholders to be held at our corporate headquarters, 2323 Ring Road, Elizabethtown, Kentucky, on Wednesday, May 15, 2013 at 5:00 p.m., and any adjournment thereof.

What am I voting on?

•	The election of three directors.

•	A non-binding advisory proposal on the compensation of the Corporation’s executives as disclosed in this proxy statement.

•	The ratification of the selection of Crowe Horwath LLP as the Corporation’s independent registered public accounting firm for 2013.

Who is entitled to vote at the annual meeting?

Holders of record of the common stock of First Financial Service Corporation as of the close of business on March 15, 2013 will be entitled to vote at our annual meeting. On March 15, 2013, there were 4,789,962 shares of common stock outstanding and entitled to vote. Each share is entitled to one vote, except in the election of directors when cumulative voting applies.

How do I vote my shares at the annual meeting?

If you are a “record” shareholder of common stock (that is, if you hold common stock in your own name on the stock records maintained by our transfer agent, Registrar and Transfer Company), you may complete and sign the accompanying proxy card and return it in the postage paid envelope provided, or deliver it in person. The shares represented by your proxy card will then be voted as you instruct. If you return your signed proxy card but do not mark your voting instructions, then your shares will be voted FOR the election of the directors, FOR the advisory approval of executive compensation, and FOR the ratification of auditors.

“Street name” shareholders of common stock (that is, shareholders who hold common stock through a broker or other nominee) who wish to vote at the annual meeting will need to obtain a “legal proxy” form from the institution that holds their shares and then follow the voting instructions on that form.

If you are a participant in the First Financial Service Corporation 401(k)/Employee Stock Ownership Plan (KSOP), you will receive a proxy card for the shares that you own through that plan. That proxy card will serve as a voting instruction card for the trustees of the plan. If you own shares through the plan and do not direct the trustees how to vote your shares, the plan trustees will vote your shares in the same proportion as they are directed to vote the shares for which they receive instructions from plan participants.

1

Can I change my vote after I return my proxy card?

Yes. After you have submitted a proxy card, you may change your vote at any time before the annual meeting by submitting either a notice of revocation to the Corporate Secretary of First Financial Service Corporation, 2323 Ring Road, P.O. Box 5006, Elizabethtown, Kentucky, 42702-5006, or a proxy bearing a later date. You may attend the annual meeting, revoke your proxy card and vote in person. In each case, the last submitted vote will be recorded and the earlier vote revoked. Your attendance at the annual meeting will not revoke your proxy card unless you provide written notice of revocation.

What constitutes a quorum for purposes of the annual meeting?

The presence at the annual meeting of the holders of a majority of all outstanding shares of common stock entitled to vote at the meeting, whether in person or by proxy, constitutes a quorum for the transaction of business at the annual meeting. Proxy cards marked as abstaining on any matter to be acted upon by shareholders will be treated as present at the meeting for purposes of determining a quorum but will not be counted as votes cast on such matters.

A broker or other nominee may generally vote your shares without instruction only on routine matters. Item 3 is a routine matter for which brokers may vote without instruction from beneficial owners. If a broker submits a proxy to vote on Item 3, the shares represented by the proxy will treated as present at the meeting for purposes of determining a quorum.

A broker “non-vote” occurs when your broker submits a proxy for your shares, but does not indicate a vote for a particular “non-routine” proposal (such as Items 1 and 2) because your broker does not have authority to vote on that proposal and has not received specific voting instructions from you. Broker non-votes are not counted as votes for or against the proposal in question or as abstentions, nor are they counted to determine the number of votes present for a non-routine proposal.

What vote is required to approve each item?

Directors will be elected by a plurality of the total votes cast at the annual meeting. With three directors to be elected at the meeting, this means that the three nominees receiving the highest number of votes will be elected.

The proposals to approve the Corporation’s executive compensation (Item 2) and to ratify the selection of its independent public accountants (Item 3) and any other matter to be voted upon at the annual meeting will be approved if the number of votes cast in favor of the proposal exceeds the number of votes cast against it.

How do I vote cumulatively for directors?

Under cumulative voting, each shareholder is entitled to cast a total number of votes equal to the number of shares of common stock he or she owns, multiplied by the number of directors to be elected. You may cast all of your votes for a single nominee for director, or you may distribute them among two or more nominees, as you wish.

Who counts the votes?

Inspectors of election, appointed for the meeting, tabulate votes cast in person or by proxy at the annual meeting. These inspectors also certify the results of the voting. The inspectors will also determine whether or not a quorum is present at the meeting.

2

How are abstentions treated?

On Item 1, the election of directors, a shareholder may withhold authority to vote for one, more than one, or all of the nominees. The inspectors will treat shares either voted for or withheld from any nominee as shares that are present for purposes of determining the presence of a quorum.

On Item 2, Item 3 and any other proposal that may properly come before the annual meeting, a shareholder may vote in favor of the proposal, vote against the proposal or abstain from voting. Abstentions will have no effect on Item 2, Item 3 or any other proposal.

What information do I need to attend the annual meeting?

We do not use tickets for admission to the annual meeting. If you hold your shares in street name, please bring a copy of a recent statement from your brokerage account or similar record to show you are a beneficial holder of our stock. If you are voting in person, we may ask for photo identification.

How does the Board recommend that I vote my shares?

The Board recommends that you vote:

•	For the election of the nominees listed in this proxy statement (Item 1); and

•	For the non-binding advisory approval of the compensation of the Corporation’s executives as disclosed in the accompanying proxy statement (Item 2).

•	For the ratification of Crowe Horwath LLP as the Corporation’s independent registered public accounting firm for 2013.

With respect to any other matter that properly comes before the annual meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion in the best interest of our company. When this proxy statement went to press, the Board of Directors did not know of any matters to be presented for consideration at the annual meeting other than the election of directors, the advisory vote on compensation and ratification of our independent registered public accounting firm for 2013.

Who will bear the expense of soliciting proxy cards?

We will bear the cost of soliciting proxy cards in the form enclosed. In addition to the solicitation by mail, proxies may be solicited personally or by telephone, facsimile or electronic transmission by our employees and/or transfer agent. We reimburse brokers holding common stock in their names or in the names of their nominees for their expenses in sending proxy materials to the beneficial owners of such common stock.

3

BENEFICIAL OWNERSHIP OF COMMON STOCK

The following table sets forth the beneficial ownership of our common stock as of March 15, 2013 by our directors and director nominees, our current executive officers named in the Summary Compensation Table, and all of our directors and executive officers as a group. There were no persons, other than Mrs. Cleaver, known to us to beneficially own more than 5% of our common stock.

Name	Amount and Nature of Beneficial Ownership(1)	Percent of Class(1)
Gail L. Cleaver(2)	244,735	5.1%
J. Alton Rider	117,426	2.5
Gregory S. Schreacke(3)	92,243	1.9
B. Keith Johnson(4)	92,021	1.9
J. Stephen Mouser	71,901	1.5
John L. Newcomb, Jr.	49,877	1.0
Anne Moran(5)	41,299	*
Robert M. Brown	33,286	*
Charles Chaney(6)	14,362	*
Michael L. Thomas	2,922	*
Donald Scheer	2,662	*
Dann Small(7)	1,760	*
Diane E. Logsdon	750	*
Frank Perez	-	*
Robert Critchfield	-	*

Roger T. Rigney	32,554	*

Phillip J. Keller	-	*

Directors, Nominees and Executive Officers as a group (8) (17 persons)	800,459	16.2%

*Represents less than 1%.

(1)	Unless otherwise indicated, each of the listed shareholders has sole voting and investment power with respect to the shares. Under SEC rules, a person is considered to be the beneficial owner of securities that the person may acquire within 60 days through the exercise of options. Such exercisable options are included in the total number of outstanding shares when computing the percentage beneficially owned by the person or a group. They are not included in the total number of outstanding shares when computing the percentage of shares beneficially owned by any other person or group.

(2)	Mrs. Cleaver’s business address is P.O. Box 11863, Lexington, Kentucky 40511.

(3)	Includes 12,570 shares under its Employee Stock Purchase Plan (“ESPP”) for which Mr. Schreacke has voting power, and 61,296 shares underlying exercisable options.

(4)	Includes 21,213 shares held by the Bank’s KSOP and 2,003 shares under the ESPP for which Mr. Johnson has voting power, and 36,685 shares underlying exercisable options.

(5)	Includes 817 shares held by the Bank’s KSOP and 673 shares under the ESPP for which Ms. Moran has voting power, and 37,310 shares underlying exercisable options.

(6)	Includes 14,162 shares underlying exercisable options.

(7)	Includes 1,760 shares under the ESPP for which Mr. Small has voting power.

(8)	Includes 144.888 shares underlying exercisable options.

4

ITEM 1. ELECTION OF DIRECTORS

The Corporation's Board of Directors is currently comprised of ten directors, divided into three classes with staggered terms. We currently have two classes of three directors and one class of four directors.

The Board has nominated Gail L. Cleaver, Roger T. Rigney and Phillip J. Keller for election to three-year term ending at the 2016 Annual Meeting. Only Gail Cleaver (formerly Gail Schomp) currently serves a director. If any nominee is unable to serve, the shares represented by all valid proxy cards will be voted for election of a substitute nominee that the Board of Directors selects. At this time, the Board knows of no reason why any nominee might be unable to serve.

In 2012, the Board appointed Gregory S. Schreacke to the vacancy created by the retirement of Senator Walter D. Huddleston for the Board. J. Alton Rider and Robert M. Brown will be retiring when their terms expire at the 2013 Annual Meeting. The Board wishes to express its appreciation to these three gentlemen for their many years of service to the Corporation and the Bank.

The following table provides personal information for each nominee and for each director continuing in office. Each of the nominees, and each of the continuing directors other than B. Keith Johnson and Gregory S. Schreacke, is “independent” as defined by the rules of The NASDAQ Stock Market.

Nominees
Name	Age at March 15, 2013	Year First Elected or Appointed Director	Term to Expire
Gail L. Cleaver	59	2001	2016
Phillip J. Keller	46	-	2016
Roger T. Rigney	60	-	2016

Directors Continuing in Office

B. Keith Johnson	52	1997	2015
Diane E. Logsdon	70	2000	2015
J. Stephen Mouser	64	1997	2014
John L. Newcomb, Jr.	58	2000	2015
Donald Scheer	62	2004	2015
Gregory S. Schreacke	43	2013	2014
Michael L. Thomas	58	1997	2014

We describe the qualifications we seek in directors and how we identify prospective nominees in greater detail below under heading “Meetings and Committees of the Board of Directors — Director Nominations.” Because developing banking relationships with small to medium-sized businesses is a key component of our business development efforts, some of the attributes and skills we give significant weight to in identifying prospective directors are experience as an owner or operator of a business, service in executive positions with large business organizations, or leadership in trade, civic and charitable organizations. We believe individuals with these qualifications can be effective representatives of First Federal Savings Bank in the communities we serve.

Nominees

Gail L. Cleaver is the owner and operator of Carty and Carty, Inc., a business that specializes in freight hauling. She was employed by her family’s business, Langley Trucking Company until 1983. Mrs. Cleaver also serves on the Foundation Board of Eastern Kentucky University. In addition to her business management experience, Mrs. Cleaver also holds one of the largest positions in our stock.

5

Phillip J. Keller, a certified public accountant, is currently Senior Vice President of Finance for PharMerica, Inc. (NYSE: PMC), a $2.1 billion institutional pharmacy servicing skilled nursing and assisted living facilities, hospitals and other long term alternative care facilities. Mr. Keller oversees and manages all aspects of finance and the finance team. Prior to joining PharMerica, Mr. Keller was Senior Vice President and Principal Accounting Officer for BioScrip, Inc. (NASDAQ: BIOS), a provider of pharmaceutical and home care services, and as Vice President of Finance, Chief Financial Officer & Treasurer for DMI Furniture Inc. (NASDAQ: DMIF), which designs, sources and distributes residential and office furniture. He has experience in restructuring underperforming businesses, leading merger, acquisition and integration activities, investor relations, SEC reporting, tax, treasury management, and leveraged financing. Mr. Keller is qualified as an “audit committee financial expert,” and he was recommended to us by a third party aware of our desire to add a director with finance, accounting and public company expertise.

Roger T. Rigney owns and operates a law practice in Elizabethtown, Kentucky, where he had previously been a partner in Pate, Bailey & Rigney, a law firm. Mr. Rigney is also a licensed pharmacist practicing in Elizabethtown. He is an equity member of HPR Properties, LLC, a real estate company which owns and operates apartments, duplexes, and single family residential units. Mr. Rigney is a long time resident of Elizabethtown, Kentucky where he has served on numerous community organizations. Mr. Rigney contacted the Company to express interest in being considered for election to the board, and was one of several prospects the nominating committee considered in anticipation of the retirement of two directors at the 2013 annual meeting. He provides a wide range of professional and small business management experience, which we believe can assist our business development efforts.

The Board of Directors unanimously recommends a vote “for all” of the above nominees.

Continuing Directors

B. Keith Johnson serves as the Board’s Vice Chairman. He served as Chief Executive Officer of the Corporation and First Federal Savings Bank from 1997 until February 2012, when he stepped down as an executive officer for health reasons. Mr. Johnson joined the Bank as Comptroller in 1993 and was appointed Executive Vice President in 1995. Before joining the Corporation, he was a principal in a local accounting firm where he was extensively involved in the firm's financial institution practice. Professionally, Mr. Johnson belongs to the Kentucky Society of Certified Public Accountants and the American Institute of Certified Public Accountants and has held his CPA license since 1984. Mr. Johnson is active in civic and community affairs and continues to assist in our business development efforts. Civically, he serves on the Board of Directors for the Elizabethtown Industrial Foundation, Fort Knox Core Committee, Kosair Children’s Hospital Foundation, Better Business Bureau and the Louisville Chapter of the National MS Society. He is also a member of the Elizabethtown Rotary Club and has served in various capacities with numerous other civic and charitable organizations over the years.

Diane E. Logsdon is currently Administrative Executive and former Chief Operating Officer for Hardin Memorial Hospital, one of the largest business organizations in Elizabethtown, Kentucky. In the latter capacity, she oversaw the clinical and financial operations of multiple hospital services and interacted regularly with medical professionals operating in Hardin County and adjoining communities. Her contacts with the Hardin County medical community are valuable to our efforts to develop professional customers. Mrs. Logsdon serves on numerous community and charity boards and is a past president of the Elizabethtown-Hardin County Chamber of Commerce. She served as a member of the Elizabethtown Comprehensive Plan Steering Committee and is past President of the Ft. Knox Chapter, Association of the United States Army. She is a past recipient of the Athena Award and has been recognized through many leadership awards. She has been honored as a Hall of Fame Award recipient by both the Chamber and the Elizabethtown Lions’ Club.

6

Stephen Mouser has been appointed as the Board’s new Chairman. He is President of Mouser Custom Cabinetry, LLC, a family owned cabinet manufacturer in Elizabethtown. The Company has 170 employees producing single family residential cabinetry for 210 independently owned showrooms located throughout 30 states east of the Rocky Mountains. He is a former board member of the United Way of Central Kentucky and currently serves on a strategic planning committee. He currently serves on a business advisory committee with Elizabethtown Community & Technical College for Students in Free Enterprise. Mr. Mouser’s extensive experience managing a successful business provides an entrepreneurial perspective to the Board of Directors.

John L. Newcomb, Jr. is President and Manager of Newcomb Oil Co., LLC, a family business that owns and operates the Five Star Food Marts. He is also Manager of Newcomb Realty, LLC. He is the past Chairman of the Kentucky Petroleum Marketers Association and currently serves on the Flaget Hospital Foundation Board. Mr. Newcomb is a recognized business leader and life-long resident of Nelson County, which benefits our business development efforts in that market.

Donald Scheer, a certified public accountant, is currently a partner in Scheer & Scheer, a Jefferson County-based consulting firm. He previously served as a partner with the international accounting, tax and consulting firm of Deloitte & Touche LLP. He is a member of the Kentucky Society of Certified Public Accountants and the American Institute of Certified Public Accountants. Qualified as an “audit committee financial expert,” Mr. Scheer also brings to the Board long-standing business relationships in the Louisville market as an owner of several businesses based in Jefferson County.

Gregory S. Schreacke, has served as President of the Corporation and the Bank since January 2008. He has assumed principal management responsibility for the Corporation and the Bank effective February 10, 2012. He became our principal financial officer in January 2011, the position he originally held when he joined our organization in January 2004. Mr. Schreacke previously served as senior vice president and controller for Team Financial, Inc. in Paola, Kansas for four years. He has also served as vice president and controller for Hemet Federal Savings and Loan, as a senior accounting officer at Mercantile Trust & Savings Bank, and as founder and shareholder in Swann, Schreacke & Associates P.C., a certified public accounting practice headquartered in Quincy, Illinois.

Michael Thomas, DVM, is a partner in the Elizabethtown Animal Hospital. Dr. Thomas received a Bachelor degree in animal science from the University of Kentucky and a Doctorate of Veterinary Medicine from Auburn University. Dr. Thomas is an active member of the American Veterinary Medical Association and the Kentucky Veterinary Medical Association. Dr. Thomas provides the perspective of a local professional.

During the past five years, none of our directors or executive officers has held any directorships in any other company with a class of securities registered under the Securities Exchange Act of 1934 or otherwise subject to the reporting requirements of the Act or any investment company registered under the Investment Company Act of 1940.

Non-Director Executive Officers

Charles Chaney, 61, has served as an executive officer and Chief Operating Officer since 1999. He joined the Bank in 1976 as Banking Center Manager of the Munfordville Banking Center.

Robert L. Critchfield, 65, joined the Bank as Chief Credit Officer in February 2012, with responsibility for the overall management of its loan, credit and risk policies. Before joining the Corporation, he was an independent banking consultant, serving banks subject to regulatory orders. Mr. Critchfield served in senior management positions with Citizens Banking Corporation of Flint, Michigan for several years before retiring in 2006, including as President and CEO of one of its predecessor banks. Mr. Critchfield has over forty years of experience in the banking industry.

7

Anne Moran, 60, has served as an executive officer and Chief Retail Officer since 1999. Before joining the Bank in 1999, Ms. Moran was a Regional Manager for Bank One Corporation and has more than 37 years of banking experience.

Frank Perez, 45, joined the Corporation and the Bank as Executive Vice President and Chief Financial Officer in May 2012. Mr. Perez is a certified public accountant with over sixteen years of experience in the banking industry including experience in the capital markets. He served as Chief Financial Officer and Investment Relations Officer for publicly traded Tennessee Commerce Bancorp, Inc. and its subsidiary, Tennessee Commerce Bank in Franklin, Tennessee from 2008 until 2012. From 2005 until 2008, he was the Chief Financial Officer for Cumberland Bank & Trust in Clarksville, Tennessee. Mr. Perez also has several years of experience in public accounting, chiefly with Crowe Horwath, LLP, providing accounting and consulting services to financial organizations ranging in size from de novo banks in organization to multi-bank holding companies with over $10 billion in assets. He also served in the U.S. Army from 1986 to 1996. After reporting significant asset quality issues in its SEC reports, Tennessee Commerce Bank was closed on January 27, 2012 by the Tennessee Department of Financial Institutions, which appointed the FDIC as receiver.

Dann Small, 63, joined the Bank as Chief Lending Officer in February 2012 and directs the lending program and supervise all phases of the lending operation. Before joining the Corporation, he had served since November 2010 as Managing Partner of Southport Advisory Services, LLC, providing acquisition and asset management services to financial institutions. From 1998 until November 2010, Mr. Small was Chief Credit Officer of Equicor, a finance company based in Indianapolis, Indiana. Mr. Small has over 30 years of experience in finance, lending, credit underwriting and executive management.

Board Leadership Structure

Historically, our Board has been comprised entirely of independent non-employee directors except for our principal executive officer, and the Chairman of the Board has been an independent director. The Board believes this leadership structure is appropriate for the Corporation.

Board’s Role in the Risk Management Process

The Board oversees the management of risk through its Risk Management Committee and board-level Asset Liability Committee. The categories of risk overseen by these committees include legal risk, reputation risk, liquidity risk, credit risk, market risk, regulatory risk and operational risk.

The Risk Management Committee’s charter directs the Committee to discuss with management the major financial risk exposures and the steps management has taken to monitor and control such exposure, including the risk assessment and risk management policies. The Risk Management Committee receives quarterly risk assessment reports from the Director of Internal Audit, the Chief Lending Officer and other officers and then recommends the actions or steps to be taken as it deems appropriate. The Risk Management Committee reports to the Board with respect to any notable risk management issues and coordinates with other Board and management level committees as necessary. In addition, the Risk Management Committee oversees the Director of Internal Auditor’s responsibilities, budget and staffing.

The Asset Liability Committee meets quarterly with the management’s asset liability team to monitor the overall liquidity position of the Bank and the Corporation, assess interest rate and liquidity risk, monitor capital ratios and performance measures, and implement appropriate funding and balance sheet strategies. The Asset Liability Committee follows established board-approved policies and monitors guidelines to diversify our wholesale funding sources to avoid concentrations in any one-market source. The Asset Liability Committee reports to the Board with respect to any notable interest rate and liquidity risk management issues and coordinates with other Board and management level committees as necessary.

8

Transactions with Related Parties

Under its charter, our Risk Management Committee has the responsibility to review, approve, and ratify all transactions between the Corporation and related parties, including loans and extensions of credit, fees and commissions for services, purchases or sales of assets, rental agreements, and any other financial arrangements.

As a financial institution, we are not subject to Section 402 of the Sarbanes-Oxley Act of 2002, which prohibits any issuer to extend, renew or arrange for the extension of credit in the form of a personal loan to or for any director or executive officer of that issuer. However, in general, loans must be made:

•	in the ordinary course of our consumer credit business;

•	of a type we generally make available to the public; and

•	on market terms, or terms that are no more favorable than those offered by the issuer to the general public.

We have long-standing written policies and procedures governing our extension of credit to related parties in compliance with the insider lending restrictions of Section 22(h) of the Federal Reserve Act or the Federal Reserve’s Regulation O. All loans to directors and executive officers or their affiliates are approved by the Executive Loan Committee, reviewed and ratified by the Risk Management Committee and promptly reported to the Board of Directors. In general, loans must be made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to the lender and do not involve more than the normal risk of collectability or contain other unfavorable terms.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors held ten regularly scheduled meetings during 2012. All directors attended at least 75% of the aggregate meetings of the Board and the committees to which they belonged. We do not have a formal policy regarding the attendance of directors at the annual meeting of shareholders. All of our directors except Mr. Scheer attended the 2012 annual meeting.

The following chart shows the members and chairs of each of the Risk Management, Executive Compensation, and Nominating Committees of the Corporation in 2012, as well as the number of committee meetings held during the year. The charter of each of these committees is posted on our website at www.ffsbky.com.

	Risk Management	Executive Compensation	Nominating
Robert M. Brown	√
Gail L. Cleaver		√	C
B. Keith Johnson
Diane E. Logsdon
J. Stephen Mouser	√	√	√
John L. Newcomb, Jr.		C	√
J. Alton Rider	√
Donald Scheer	C	√	√
Gregory S. Schreacke
Michael L. Thomas		√

Number of Meetings	4	2	3

“C” indicates committee chair.

9

Risk Management Committee

The Risk Management Committee oversees the Corporation’s financial reporting process on behalf of the Board of Directors. Management has primary responsibility for the financial statements and the reporting process including the system of internal control. In fulfilling its oversight responsibilities, the Committee is responsible for, among other things, selecting the Corporation's independent auditors, reviewing the plan and scope of the audit with the auditors and audit fees, monitoring the adequacy of reporting and internal controls, meeting regularly with internal and independent auditors, reviewing the independence of the independent auditors, reviewing the Corporation’s financial results as reported in Securities and Exchange Commission filings, and approving all auditing and non-auditing services performed by its independent auditors. The Committee also reviews examination reports from bank regulatory agencies and monitors policies pertaining to conflicts of interest as they affect directors, officers, and employees.

The Board has determined that Mr. Scheer qualifies as an “audit committee financial expert” within the meaning of SEC rules, and that all the members of the Risk Management Committee are “independent” as defined by the rules of The NASDAQ Stock Market and the SEC.

Executive Compensation Committee

The Executive Compensation Committee is responsible for approving the compensation arrangements for our executive officers and senior management. The Committee is also responsible for the oversight and administration of the 2006 Stock Option and Incentive Compensation Plan. Customarily, the Committee invites the principal executive officer to submit recommendations as to the compensation for executives and other senior officers, which the Committee considers as one element of its process. The Compensation Committee also has authority to certify the Corporation’s and First Federal Savings Bank’s compliance with the requirements of the U.S. Treasury Department’s Capital Purchase Program (“CPP”).

The Executive Compensation Committee has not engaged a compensation consultant to assist in determining or recommending executive compensation for the past several years. However, in light of the significant changes to the management team in 2012 and the improvement in our financial results for 2012 compared to prior years, the Committee expects to undertake a comprehensive analysis of all elements of the executive compensation policies and practices of the Corporation and the Bank in 2013. To commence this initiative, the Committee (with the assistance of management) solicited proposals from several executive compensation consulting firms during 2012. After reviewing these proposals, the Committee decided to engage Meyer-Chatfield Compensation Advisors, Inc. to advise and make recommendations to the Committee with respect to the compensation policies and practices of the Corporation and the Bank. Neither Meyer-Chatfield nor its affiliates provided any services to the Corporation or the Bank during 2012 other than preparing a preliminary report that was delivered to the Executive Compensation Committee on December 19, 2012. As of the date of this proxy statement, the Committee’s review of the report and its consideration of possible changes to our executive compensation policies and practices were still at a preliminary stage.

Nominating Committee

The Nominating Committee is responsible for identifying candidates to serve on the Board of Directors, making nominations to fill vacancies on the Board, and recommending the nominees to be selected by the full Board for submission to our shareholders at each annual meeting.

10

Director Nominations

As a community banking institution, we serve the needs and cater to the economic strengths of the local communities in which we operate. Our business strategy emphasizes originating loans and providing financial services to small and medium-sized businesses in the markets we serve. We believe our directors should represent First Federal Savings Bank in the business community of the markets we serve and through involvement in civic and charitable organizations. Accordingly, in identifying prospective directors, we have historically looked for persons with experience as a business owner, senior manager, chief operating officer, chief financial officer, or chief executive officer of a relatively complex business organization or corporation, and who is accustomed to dealing with complex business issues. Other qualities we value include the ability to assist our business development efforts in our target markets, distinguished service in a position of leadership with trade, civic or charitable organizations, and a substantial equity ownership in our Corporation. As our operations have expanded geographically, we have added directors who reside and have business relationships in new markets we have entered or plan to enter. Having directors with experience in diverse businesses assists us in understanding and meeting the financial needs of a wider range of potential business customers. We believe that directors and director nominees should have the education, experience, intelligence, independence, fairness, reasoning ability, practical wisdom, and vision to exercise sound, mature judgments on a macro and entrepreneurial basis and should have high personal and professional ethics, strength of character, integrity, and values. Directors and nominees for director also should be free and willing to attend regularly scheduled meetings of the Board and its committees and otherwise be able to contribute an appropriate amount of time to the affairs of the Corporation and First Federal Savings Bank. Participation on other boards of directors provides breadth of experience to our Board.

In our nomination process, the Nominating Committee looks at the overall size and composition of the Board to determine the need to add or replace directors and to determine if there are any specific qualities or skills that would complement the existing strengths of our board of directors. No person can be nominated for election or appointed to the Board for a term beginning after such person attains age 75.

The Nominating Committee has the authority to use a variety of means to identify and evaluate potential director nominees including recommendations from our current directors and management, as well as input from third party executive search firms. The Nominating Committee then interviews qualified candidates and determines, based on background information and the information obtained in the interviews, whether to recommend that a candidate be nominated to the Board.

The Nominating Committee will consider qualified nominees recommended by shareholders, who may submit recommendations to the Nominating Committee in care of the Corporate Secretary, First Financial Service Corporation, 2323 Ring Road, Elizabethtown, Kentucky 42702-5006. To be considered by the Nominating Committee, shareholder nominations must be submitted before our fiscal year-end and must be accompanied by a description of the qualifications of the proposed candidate and a written statement from the proposed candidate that he or she is willing to be nominated and desires to serve, if elected. Nominees for director who are recommended by our shareholders will be evaluated in the same manner as any other nominee for director.

Nominations by shareholders may also be made in the manner provided by our articles of incorporation and bylaws. Our articles of incorporation and bylaws provide that a shareholder entitled to vote for the election of directors may make nominations of person for election to our board of directors at a meeting of shareholders by complying with required notice procedures. Nominations must be made by written notice and the notice must be received at our principal executive office not less than 30 days nor more than 60 days before any such meeting; provided however, that if less than 31 days’ notice of the meeting is given to the shareholders, such written notice shall be delivered or mailed, as prescribed, to the Secretary of the Corporation not later than the close of the 10th day following the day on which notice of the meeting was mailed to shareholders.

The notice must specify:

as to each person the shareholder proposes to nominate for election or re-election as a director:

•	the name, age, business address, and if known, residence address of the person;
•	the principal occupation or employment of the person;

11

•	the number of shares of our stock that are beneficially owned by the person;
•	any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors under Regulation 14A of the Securities Exchange Act; and

as to the shareholder giving the notice:

•	the name and record address of the shareholder and any other shareholder known to be supporting the nominee; and
•	the number of shares of our capital stock that are beneficially owned by the shareholder making the nomination and by any other supporting shareholders.

We may require that the proposed nominee furnish us with such other information as we may reasonably request to assist us in determining the eligibility of the proposed nominee to serve as a director. At any meeting of shareholders, the presiding officer may disregard the purported nomination of any person not made in compliance with these procedures.

Compensation of Non-Employee Directors

We currently do not pay cash compensation to non-employee directors of the Corporation and the Bank under the terms of agreements with bank regulatory agencies.

On September 19, 2002, the board of directors adopted the 2012 Non-Employee Director Equity Compensation Program (the "Director Program"). The Director Program enables us to compensate nonemployee directors for their service on the boards of directors of the Corporation and the Bank with stock awards. We have reserved 200,000 of the shares authorized for issuance under our shareholder-approved 2006 Stock Option and Incentive Compensation Plan (“Plan”) for stock awards under the Director Program.

The Director Program provides that each non-employee director elected or continuing in office on the date of each annual meeting of the Corporation’s shareholders will automatically receive an award of restricted stock on that date having a value of $30,000, based on the closing sale price per share of the Corporation’s common stock on the award date, rounded up to the next whole number. The shares awarded will be subject to restrictions on transfer until the close of business on the day immediately before the first anniversary of the award date, or upon the occurrence of a “change of control” of the Corporation, as defined in the Plan. If a director ceases to serve as a member of the board for any reason, that director will automatically forfeit any unvested shares subject to an award.

On September 19, 2012, each of our eight non-employee directors then in office received an initial award of 8,241 restricted shares. The restrictions on transfer of these initial awards will expire on May 14, 2013, the day preceding the date of the 2013 annual meeting.

The following table shows the compensation we paid to each non-employee director who served on our Board of Directors during 2012.

Name	Fees Earned Or Paid In Cash (1)	Stock Awards (2)	Option Awards	All Other Compensation	Total

Robert M. Brown	$-	$30,000	-	-	$30,000
Walter D. Huddleston	-	-	-	-	-
Diane E. Logsdon	-	30,000	-	-	30,000
J. Stephen Mouser	-	30,000	-	-	30,000
John L. Newcomb, Jr.	-	30,000	-	-	30,000
J. Alton Rider	-	30,000	-	-	30,000
Donald Scheer	-	30,000	-	-	30,000
Gail L. Schomp	-	30,000	-	-	30,000
Michael L. Thomas	-	30,000	-	-	30,000

(1)	As of October 1, 2011, we suspended payment of cash fees for attendance at board or committee meetings.

(2)	Stock awards represent restricted stock. The value of the restricted stock measured at the grant date value was $3.64 per share.

12

EXECUTIVE COMPENSATION

The Executive Compensation Committee, which is comprised entirely of independent directors, is responsible for the design of our executive compensation program, what the program is designed to reward, and the compensation we pay with respect to each element of the program.

Objectives of Compensation Program

The objectives of our compensation program, including executive compensation, are to attract and retain qualified, energetic officers and associates who are enthusiastic about the company’s mission and culture and to promote an ownership mentality among officers and key employees. We also believe that our compensation program should also be perceived as fundamentally fair to our shareholders, employees, and customers.

What Our Compensation Program is Designed to Reward

Our compensation program has been designed to reward teamwork and each individual executive’s contribution to our results. Like many community financial institutions of comparable size, our executive compensation is comprised of three components — base salary, annual performance-based cash incentive compensation, and stock-based awards under our stock incentive plan.

The Compensation Committee’s objective is to pay annual compensation and annual cash incentive compensation that will motivate our leadership team as well as allow us to attract and retain key employees. The Compensation Committee also awards stock-based compensation from time to time as a longer term incentive. These awards, which historically have been in the form of stock options, provide our key employees with an additional incentive to improve the financial performance and growth of the company and thereby increase the value of our shares.

In analyzing our company’s performance, we consider return on equity, return on assets, and growth in earnings per share, which are the performance measures that the Compensation Committee believes are the primary drivers of stock price performance over time. We also consider individual performance factors, based on the scope of the executive’s responsibilities, our evaluation of individual performance in his or her capacity, and our evaluation of the executive’s contribution to the company’s overall performance.

Overview

Beginning in 2009, as the economic downturn that began the prior year began to adversely affect our financial results, we froze the base salary levels of our Chief Executive Officer and our President. After the Corporation recorded net losses attributable to common shareholders, and our quarterly provisions for loan losses increased significantly in 2009, we extended the base salary freeze to all of our named executive officers and suspended our cash incentive plan for them. These restrictions on cash compensation paid to named executive officers have largely remained in place while the board of directors focused on the Bank’s significant asset quality and capital issues. From time to time during this period, we awarded stock options (or restricted stock in the case of our former Chief Executive Officer, due to the limitations of the U.S. Treasury‘s executive compensation rules applicable to financial institutions in which the U.S. Treasury invested under its Capital Purchase Program) on a case-by-case basis, based solely on individual performance.

13

In February 2012, we announced the appointment of Gregory Schreacke, President of the Corporation and the Bank, to be our organization’s principal executive officer. We also made significant changes to the senior management team during the first half of the year, among other thing, adding a new Chief Financial Officer, a new Chief Credit Officer and a new Chief Lending Officer. The base salaries of the new executives were determined principally through negotiations conducted by the President and approved by the Board of Directors at the time of hire. In this process, we took into account the salaries the Bank had historically paid for persons having comparable responsibilities as well as compensation data for comparable banking organizations that was compiled by and generally available from industry sources. We also awarded stock options as part of the initial compensation package to two of the new executives, taking into account what we have awarded persons with similar responsibilities in the past and the reduced trading price of our common stock. Although our new executives will be entitled to participate in any of our cash and equity based incentive compensation programs going forward, the suspension of our pre-existing incentive compensation programs continued through 2012.

In deciding to continue our existing executive compensation practices in 2012, our Compensation Committee considered that in the advisory vote on executive compensation at our 2012 annual meeting, over 78.5% of the votes were cast to approve the compensation of our named executive officers. Nonetheless, in light of our objective to retain key executives who perform well, we adjusted the base salary of two of our named executive officers during 2012 whose responsibilities and performance we believed warranted it.

In August 2012, we increased Mr. Schreacke’s base salary from $177,000 to $215,000. When he assumed the added responsibilities of principal executive officer in February 2012, Mr. Schreacke’s salary had remained frozen for four consecutive years at the level he had received as Chief Financial Officer in 2009. We believed it was important to compensate our principal executive officer at a rate more commensurate with his added responsibilities. In addition, the Bank’s results had shown improvement during the first half of 2012 compared to prior periods, including reductions in the levels of problem assets, of provision for loan loss expense, and net loss.

We also increased the base salary for Chief Retail Officer Anne Moran by 2% to $150,105, based upon the performance of our retail operation that she oversees. Throughout the period we have been working through asset quality and capital adequacy issues, our retail operation has continued to generate positive returns for our organization as a whole, offsetting some of our losses from non-performing assets.

Our Executive Compensation Committee expects to undertake a more comprehensive review of all elements of the executive compensation policies and practices of the Corporation and the Bank in 2013. We have not conducted a formal survey of the compensation paid by financial institutions of comparable asset size for several years because increasing executive compensation has not been a consideration during the period we were working through significant asset quality and capital adequacy issues. However, our board of directors concluded that undertaking a comprehensive review would be appropriate in light of the significant changes to the management team in 2012 and the improvement in our financial results for 2012 compared to prior years. In the third quarter of 2012 the Executive Compensation Committee solicited proposals from several executive compensation consulting firms and engaged Meyer Chatfield Compensation Advisors, Inc. to advise and make recommendations to the Committee with respect to the compensation policies and practices of the Corporation and the Bank. Meyer Chatfield delivered a preliminary report to the Compensation Committee on December 19, 2012. As of the date of this proxy statement, the Committee’s review of the report and its consideration of possible changes to our executive compensation policies and practices were still at a preliminary stage.

The Elements of Our Compensation Plan

Base Salary

We believe base salary should motivate our executives, should reward exceptional performance, and should be perceived as fair by our shareholders and not out of line with the executive salaries of comparable institutions.

14

We initially determine the salaries of our executives based on their responsibilities and experience. We then review executive salaries during the first quarter of each year. The Compensation Committee considers how well our company performed during the recently completed fiscal year, as well as our evaluation of each executive’s individual performance and contribution. Our President also makes a recommendation for the salaries for the upcoming year based on his assessment of our company’s financial and operational performance, attainment of earnings per share growth and other performance and operational goals, and other factors he believes should be weighed in our assessment.

In determining executive salaries, the Compensation Committee evaluates the company’s overall performance and the individual contribution of each executive officer. The Committee assesses the “teamwork” objective by considering company performance measures such as growth of earnings per share, return on assets, and return on equity. The Committee assesses the individual contribution component by considering the scope of each executive’s responsibilities with respect to a specific business area or the company as a whole and its evaluation of the executive’s performance. There is no specific weighting given to any of the factors considered in evaluating individual performance for the annual salary review. The decision to change salary and the amount is based on a subjective evaluation of these factors by the Compensation Committee.

The Compensation Committee will also take into account what peer financial institutions pay executives with similar responsibilities and experience and each executive’s prior salary relative to the range of salaries of comparable peer group executives. Although we do not have a formal policy to pay salaries based on peer percentiles, we regularly obtain compensation data from generally available industry sources to evaluate whether the salaries we pay are competitive for retention purposes. We have not conducted a formal survey of the performance and compensation paid by comparable financial institutions for several years, as increasing executive salaries has not been a consideration during the period we were working through significant asset quality and capital adequacy issues.

Performance-based Cash Incentive Compensation

The second component of compensation has been annual performance-based cash incentive compensation. Historically, the cash incentive compensation paid to our executives each year has generally ranged from 0% to 20% of the executive’s salary.

Beginning for 2007, the Executive Compensation Committee adopted an incentive plan that bases the annual cash incentive compensation upon the attainment of quantitative performance measures. We suspended our cash incentive plan for executive officers for 2010, after the Corporation first recorded net losses attributable to common shareholders in 2009, and our quarterly provisions for loan losses increased significantly. We expect to revisit this issue in 2013 as part of the Executive Compensation Committee’s review of our compensation policies.

Stock-based Awards

The third component is stock-based awards under our stock incentive plans that the Compensation Committee has the discretion to make. Historically, the Committee has granted incentive awards when an executive is first hired. The Committee has also granted awards when it has believed a stock-based award would provide an incentive to an executive in addition to, or in lieu of, a cash incentive payment, based on the Committee’s subjective assessment of the executive’s position and responsibilities, as well as the same company and individual performance measures used in its determination of salary increases and annual bonus. The number of shares subject to option grants has been based on the Committee’s subjective assessment of stock-based compensation practices of its peers, the dilutive impact of grants, the recommendation of the President, changes in the trading price of our stock over the term of prior options compared to the exercise price, financial performance and other factors the Committee has deemed relevant at the time. Generally, options have had a term of ten years and 20% of the shares subject to an award vest each year beginning one year after the grant date. Our practice has been to consider awarding options when the executive’s previous award has fully vested.

15

Historically, we have awarded stock options under our stock incentive plan. Our stock option plans have always provided that option grants must be made by the Compensation Committee or the Board of Directors, and the option price must be the trading price of our stock at closing on the date of the grant. Grants have always been approved at regularly scheduled board or committee meetings, usually in December. In 2010, we made a one-time award of restricted stock to our former Chief Executive Officer, due to the restrictions on option awards to senior executive officers contained in the U.S. Treasury‘s executive compensation rules applicable to financial institutions in which the U.S. Treasury invested under its Capital Purchase Program.

Determining Compensation

As noted in the Overview section above, in 2012 three of our named executive officers were new hires, and we increased the base salaries of our other two named executive officers.

In August 2012, we increased Mr. Schreacke’s base salary from $177,000 to $215,000. At the time he assumed the added responsibilities of principal executive officer in February 2012, Mr. Schreacke’s salary had remained frozen for four consecutive years at the level he had received as Chief Financial Officer in 2009. We believed that for retention purposes it was important to compensate our principal executive officer at a rate more commensurate with his added responsibilities. In addition, the Bank’s results had shown improvement during the first half of 2012 compared to prior periods, including reductions in the levels of problem assets, of provision for loan loss expense, and net loss. We considered compensation data in surveys generally available from the Kentucky Bankers Association and other industry sources in determining what would be a salary closer to community banking norms.

We increased the base salary for Chief Retail Officer Anne Moran by 2% to $150,105 in recognition of the performance of the business unit she leads. Throughout the period we have been focusing on asset quality and capital adequacy issues, our retail operation has continued to generate positive returns for our organization as a whole, offsetting some of our losses from non-performing assets. 2011 and 2012 were strong years for our the retail network, which showed an increase in checking accounts, high levels of customer satisfaction scores, and an increased number of customer households in both years. These results were achieved despite a sometimes unfavorable perception in the marketplace due to our problem loan challenges.

In 2012, we hired a new Chief Financial Officer, a new Chief Credit Officer and a new Chief Lending Officer. The base salaries of the new executives were determined principally through negotiations conducted by the President and approved by the Board of Directors at the time of hire. In this process, we took into account the salaries the Bank had historically paid for persons having comparable responsibilities as well as compensation data for comparable banking organizations that was compiled by and generally available from industry sources. We increased the base salaries of Mr. Perez and Mr. Small after an initial transitional period. We awarded stock options to Mr. Perez and Mr. Small as part of their initial compensation packages, taking into account what we have awarded persons with similar responsibilities in the past and the reduced trading price of our common stock. We also agreed to reimburse the new executives for relocation, rent and living expenses. The following table shows the year-end base salaries and options awarded to our three new named executive officers in 2012.

Name	Position	Base Salary	Options Awarded

Frank Perez	Chief Financial Officer	$180,200	20,000
Robert Critchfield	Chief Credit Officer	168,480	-
Dann Small	Chief Lending Officer	163,800	10,000

Although our new executives will be entitled to participate in any of our cash and equity based incentive compensation programs going forward, the suspension of our pre-existing incentive compensation programs continued through 2012.

16

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the “Compensation Discussion and Analysis” section with management. Based on the foregoing review and discussion with management, the Compensation Committee recommended to the Board that the “Compensation Discussion and Analysis” section be included in this proxy statement.

As required by the provisions of the U.S. Treasury’s Capital Purchase Program, the Compensation Committee certifies: (1) it has reviewed with senior risk officers the senior executive officer compensation plans and has made all reasonable efforts to ensure that these plans do not encourage senior executive officers to take unnecessary and excessive risks that threaten the value of First Financial Service Corporation; (2) it has reviewed with senior risk officers the employee compensation plans and has made all reasonable efforts to limit any unnecessary risks these plans pose to the Corporation; and (3) it has reviewed the employee compensation plans to eliminate any features of these plans that would encourage the manipulation of reported earnings of the Corporation to enhance the compensation of any employee.

EXECUTIVE COMPENSATION COMMITTEE

John L. Newcomb, Jr., Chair

Gail L. Cleaver

Stephen Mouser

Michael L. Thomas

17

Summary Compensation Table

The following table contains information concerning the compensation of our former Chief Executive Officer, Principal Executive Officer, Chief Financial Officer and the next three most highly compensated executive officers of the Corporation and the Bank for 2012, 2011 and 2010.

Name and Principal Position	Year	Salary ($)	Stock Awards($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified and Deferred Compensation Earnings ($)(3)	All Other Compensation ($)(4)	Total ($)

Gregory S. Schreacke	2012	$193,610	$-	$-	$-	$-	$7,774	$201,384
President, Principal	2011	177,625	-	16,611	-	-	10,658	204,894
Executive Officer	2010	177,625	-	42,044	-	-	10,658	230,327

Frank Perez	2012	129,886	-	39,363	-	-	24,586	193,835
Executive Vice President,
Chief Financial Officer

Anne Moran	2012	150,105	-	-	-	4,000	6,356	160,461
Executive Vice President,	2011	147,175	-	6,645	-	8,000	8,831	170,651
Chief Retail Officer	2010	147,175	-	16,818	-	3,000	9,130	176,123

Robert Critchfield	2012	167,767	-	-	-	-	33,564	201,331
Executive Vice President,
Chief Credit Officer

Dann Small	2012	135,840	-	19,682	-	-	12,400	167,922
Executive Vice President,
Chief Lending Officer

B. Keith Johnson	2012	194,558	-	-	-	23,000	10,392	227,950
Former Chief Executive	2011	263,900	-	-	-	47,000	38,366	348,366
Officer (5)	2010	263,900	150,000	-	-	19,000	45,202	478,102

(1)	Stock awards represent restricted stock. The value of the restricted stock measured at the grant date value was $4.07 per share.
(2)	Amounts reflect the aggregate grant date fair value computed in accordance with FASB ASC 718, for stock options granted during 2012, 2011 and 2010. Assumptions used in calculating the value of stock option awards are discussed in Note 16 to the consolidated financial statements in our 2012 Annual Report on Form 10-K.
(3)	Represents the change in actuarial present value of the Corporation’s defined benefit plan.
(4)	All other compensation for the named executive officers is set forth below.

Name	Vehicle Allowance	401 (k) Matching Contribution	Life Insurance Premiums Paid for Benefit of Employee	Relocation Expense Reimbursement	Rent and Living Expense Reimbursement	Total Other Compensation

Gregory Schreacke	$-	$7,744	$-	$-	$-	$7,774
Frank Perez	-	-	-	15,000	9,586	24,586
Anne Moran	-	6,000	356	-	-	6,356
Robert Critchfield	-	-	-	-	33,928	33,928
Dann Small	-	-	-	-	12,400	12,400
B. Keith Johnson	2,340	7,876	176	-	-	10,392

(5)	Mr. Johnson stepped down from his position as Chief Executive Officer of the Corporation and the Bank effective February 10, 2012. He assumed the position of Vice Chairman of the Board while continuing to work at the Bank in an advisory role.

None of our executive officers currently has an employment agreement or an agreement providing for change-in-control or severance benefits with either the Corporation or the Bank.

18

Grants of Plan-Based Awards

The following table contains information concerning each grant of an award made to the continuing named executive officers during 2012.

Name	Grant Date	All Other Option Awards: Number of Securities Underlying Options (#)(1)	Exercise or Base Price of Option Awards ($/sh)	Grant Date Fair Value of Stock and Option Awards ($)

Gregory Schreacke	-	-	-	-
Frank Perez	5/14/2012	20,000	$3.10	$39,363
Anne Moran	-	-	-	-
Dann Small	5/14/2012	10,000	3.10	19,682
Robert Critchfield	-	-	-	-
B. Keith Johnson	-	-	-	-

(1)	The options vest at a rate of 20% per year, on May 14th of each year through 2017.

Outstanding Equity Awards at Fiscal Year-End

The following table contains information concerning outstanding option and stock awards held by the continuing named executive officers at December 31, 2012.

	Option Awards				Stock Awards
	Number of	Number of			Number of	Market Value
	Securities	Securities			Shares	of Shares
	Underlying	Underlying			of Stock	of Stock
	Unexercised	Unexercised	Options	Option	That Have	That Have
	Options (#)	Options (#)	Exercise	Expiration	Not Vested	Not Vested
Name	Exercisable	Unexercisable (1)	Price ($)	Date	(#)(2)	($) (2)(3)

Gregory Schreacke	13,310	-	19.707	1/21/2014	-	-
	7,986	5,324	19.264	12/21/2014	-	-
	10,000	-	24.000	12/31/2017	-	-
	15,000	10,000	9.060	12/31/2019	-	-
	10,000	15,000 25,000	4.070	12/31/2020	-	-
	5,000	20,000 25,000	1.530	12/30/2021	-	-

Frank Perez	-	20,000	3.100	5/14/2022

Anne Moran	13,310	-	19.264	12/21/2014	-	-
	18,000	12,000	9.060	12/31/2019	-	-
	4,000	6,000	4.070	12/31/2020	-	-
	2,000	8,000	1.530	12/30/2021	-	-

Dann Small	-	10,000	3.100	5/14/2022	-	-

Robert Critchfield	-	-	-	-	-	-

B. Keith Johnson	26,620	-	$19.264	12/21/2014
	5,500	-	28.000	12/29/2016
	-	-	-	-	36,855	$72,604

(1)	All option awards are incentive stock options with a ten year term. Except as noted, 20% of the options will vest each year, beginning one year after the grant date, and on each anniversary thereafter.
(2)	The shares vest on the second anniversary of the grant. Thereafter, the percentage of shares subject to transfer restrictions decreases in proportion to the percentage of the preferred stock held by the U.S. Treasury that has been redeemed.
(3)	Based on $1.97 closing price per share on December 31, 2012.

19

Option Exercises and Stock Vested

There were no option exercises or vesting of stock awards held by the named executive officers during 2012.

Pension Benefits

The Bank participates in a multiple-employer defined benefit pension plan covering only employees hired before June 1, 2002. Service credit for purposes of eligibility and vesting is retroactive to the date of employment. Years of credit service ceased to accrue on February 28, 2003, when the plan was frozen. The following table provides information regarding pension benefits payable at December 31, 2012 to the two named executive officers who participate in the pension plan.

			Present Value	Payments
		Number of Years	of Accumulated	During Last
		Credited Service	Benefit	Fiscal Year
Name	Plan Name	(#) (1)	($)	($)

Anne Moran	Pentegra Defined Benefit
	Plan for Financial Institutions	2.25	44,000	-

B. Keith Johnson	Pentegra Defined Benefit
	Plan for Financial Institutions	8.50	$201,000	-

(1)	Years of credited services through February 28, 2003, when the plan was frozen.

A qualifying employee becomes fully vested in the plan upon completion of five years' service or when the normal retirement age of 65 is attained. The plan is intended to comply with the requirements for a "tax qualified" defined benefits plan under the Internal Revenue Code, and with the provisions of the Employee Retirement Income Security Act of 1974.

Each participant is entitled to receive monthly payments at normal retirement age. The annual allowance payable under the plan is equal to 1.5% of the career average earnings multiplied by the years of credited service. A participant who has attained the age of 45 and completed ten years of service may take an early retirement and elect to receive a reduced monthly benefit beginning immediately.

Nonqualified Deferred Compensation

The Corporation and the Bank have no plans that provide for deferral of compensation on a nonqualified basis.

Compensation Committee Interlocks and Insider Participation

Each member of the Compensation Committee is a non-employee director of the Corporation. None of our executive officers serves on the compensation committee or board of directors of any other company of which any members of our Compensation Committee or any of our directors is an executive officer.

20

ITEM 2. NON-BINDING ADVISORY VOTE APPROVING EXECUTIVE COMPENSATION

The American Recovery and Reinvestment Act of 2009 requires that, during the period in which any obligation arising from financial assistance provided to a recipient under the Treasury’s Troubled Asset Relief Program (“TARP”) remains outstanding, any proxy statement for an annual meeting of stockholders of that TARP recipient at which directors are to be elected must provide the recipient’s shareholders with a so-called “say on pay.” This means that the recipient has to provide for a non-binding stockholder vote to approve the compensation of the recipient’s executives with appropriate disclosure as required by the compensation disclosure rules of the Securities and Exchange Commission. The Corporation, which has received funds under TARP, is complying with the “say on pay” requirement through the presentation of this Item 2.

The purpose of the Corporation’s compensation policies and procedures is to attract and retain experienced, highly qualified executives critical to the Corporation’s long-term success and enhancement of stockholder value. Those policies and procedures also should align the interests of our executives with the interests of our stockholders in building the long-term value of the Corporation. The Board of Directors and the Executive Compensation Committee believe that the Corporation’s compensation policies and procedures achieve these objectives and that our compensation levels, policies and procedures, as disclosed and discussed in this Proxy Statement, are reasonable in consideration the Corporation’s performance during 2012.

Accordingly, the Corporation presents the following advisory proposal for stockholder approval:

“Resolved, that the shareholders approve the compensation of the Corporation’s executives, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, which disclosure includes the discussion and analysis under “Executive Compensation,” the compensation tables, and any related material in the Corporation’s Proxy Statement for the 2013 Annual Meeting.”

Your vote on this proposal is advisory and is not binding on the Corporation or its Board of Directors. The Board of Directors may, however, take into account the outcome of the vote when considering future executive compensation decisions.

The board of directors unanimously recommends that stockholders vote “for” the proposal to approve the compensation of the Corporation’s executives.

21

RISK MANAGEMENT COMMITTEE REPORT

The Risk Management Committee has furnished the following report:

It is the responsibility of management to prepare the financial statements and the responsibility of Crowe Horwath LLP, our independent registered public accounting firm, to audit the financial statements in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). The Risk Management Committee has adopted a written charter, and the functions and responsibilities of the Risk Management Committee are described in that charter.

In connection with its review of First Financial Service Corporation’s financial statements for 2012, the Risk Management Committee:

•	has reviewed and discussed the audited financial statements with management;

•	has discussed with the independent public accountants the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T:

•	has received the written disclosures and the letter from the independent accountants required by Public Company Accounting Oversight Board Rule 3526, “Communication with Audit Committees Concerning Independence”, and has discussed with the independent accountant the independent accountant’s independence; and

•	has approved the audit and non-audit services of the independent public accountant for 2013.

The Risk Management Committee also discussed with management and the independent public accountants the quality and adequacy of the Corporation’s internal controls and the organization, responsibilities, budget, and staffing of the internal audit function. The Committee reviewed with the independent public accountants their audit plans, audit scope, and identification of audit risks.

Based on the review and discussions referred to above, the Risk Management Committee recommended to the Board of Directors that the audited financial statements be included in First Financial Service Corporation’s Annual Report on Form 10-K for the year ended December 31, 2012.

RISK MANAGEMENT COMMITTEE

Donald Scheer, Chair

Robert M. Brown

Stephen Mouser

J. Alton Rider

22

ITEM 3 – Ratification of Independent Auditors

The Risk Management Committee has appointed Crowe Horwath LLP as the Corporation’s independent public accountants and auditors for the year-ended December 31, 2013. A resolution will be presented at the Annual Meeting to ratify the appointment of Crowe Horwath LLP. If the shareholders fail to ratify the appointment of Crowe Horwath LLP, the audit committee will take this result into account when appointing an independent auditor for fiscal year 2014. Even if the appointment is ratified, the audit committee may, in its discretion, direct the appointment of a different independent registered public accounting firm as the Company’s independent auditors at any time during the year if the audit committee believes that such a change would be in the best interests of the Company and its shareholders. A representative of Crowe Horwath LLP is expected to attend the annual meeting and will be available to respond to appropriate questions and will have the opportunity to make a statement if he desires to do so. Crowe Horwath LLP has served as our independent public accountants and auditors since the 1999 fiscal year.

Audit Fee Table

		Audit-Related	Tax-Related	All
Year	Audit Fees	Fees	Fees	Other Fees
2012	$163,000	$35,850	$20,275	$70,000

2011	$182,200	$56,318	$38,975	$5,825

Audit Fees

Fees for audit services provided by Crowe Horwath LLP, as disclosed in the above “Audit Fee” table, primarily include the audit and review of our annual and quarterly financial statements included in Forms 10-K and 10-Q and annual audit of internal control over financial reporting.

Audit-Related Fees

Fees for audit related services provided by Crowe Horwath LLP, as disclosed in the above “Audit Fee” table, primarily include the audit of our 401k/ESOP plan, a mandated U.S. Department of Housing and Urban Development (HUD) Federal Housing Administration (FHA) compliance audit for 2012 and consulting on accounting matters.

Tax-Related Fees

Fees for tax services provided by Crowe Horwath LLP, as disclosed in the above “Audit Fee” table, primarily include tax compliance and consulting services.

All Other Fees

Fees for all other services provided by Crowe Horwath LLP, as disclosed in the above “Audit Fee” table, primarily include fees for review of information, certain fraud procedures and other authorized and approved services for 2012.

The Risk Management Committee of the Board of Directors has considered whether the provision of the services covered under the caption “All Other Fees”, above, is compatible with maintaining the principal accountants’ independence.

The board of directors unanimously recommends that stockholders vote “for” the ratification of the appointment of Crowe Horwath LLP as the company’s independent registered public accounting firm for the 2013 fiscal year.

23

CODE OF ETHICS

Our Board of Directors adopted a Code of Business Ethics and Conduct, which is designed to help officers, directors, and employees resolve ethical issues in an increasingly complex business environment. The Code of Business Ethics and Conduct is applicable to all of our officers, directors, and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, and other persons performing similar functions. The Code of Business Ethics and Conduct covers topics, including but not limited to, conflicts of interest, confidentiality of information, and compliance with laws and regulations. A copy of our Code of Business Ethics and Conduct is available to any person free of charge by contacting Janelle Poppe, Corporate Secretary Treasurer, First Federal Savings Bank, 2323 Ring Road, Elizabethtown, Kentucky 42701 (telephone) 270-765-2131.

Waivers from our Code of Business Ethics and Conduct are discouraged, but any waivers from the Code of Business Ethics and Conduct that relate to our principal executive officer, principal financial officer, principal accounting officer or controller, and other persons performing similar functions or any other executive officer or director must be approved by the Board of Directors.

COMMUNICATIONS WITH OUR BOARD

Any stockholder or interested party who wishes to communicate with our Board of Directors or any specific director, including non-management directors, may write to:

Board of Directors

First Financial Service Corporation

2323 Ring Road

Elizabethtown, Kentucky 42701

Depending on the subject matter, management will:

•	forward the communication to the director or directors to whom it is addressed (for example, if the communication received deals with questions, concerns, or complaints regarding accounting, internal accounting controls, and auditing matters, it will be forwarded by management to the Chairman of the Risk Management Committee for review);

•	attempt to handle the inquiry directly, for example where it is a request for information about us or our operations or it is a stock-related matter that does not appear to require direct attention by our Board of Directors or an individual director.

At each meeting of the Board of Directors, our Chairman of the Board presents a summary of all communications received since the last meeting of the Board of Directors that were not forwarded and will make those communications available to any director on request.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The Corporation's officers, directors, and persons who own more than ten percent of the outstanding Common Stock must file reports detailing their ownership of Common Stock, and to furnish the Corporation with copies of all such reports. Based solely on its review of the copies of such reports, the Corporation believes that all of its officers and directors have complied with the reporting requirements during 2012.

24

SHAREHOLDER PROPOSALS FOR THE 2014 ANNUAL MEETING

Any shareholder who intends to present a proposal at the 2014 Annual Meeting of shareholders must deliver the proposal to the Corporate Secretary not later than December 23, 2013 to be included in the proxy statement for the 2014 Annual Meeting. Any such proposals and any nominations of candidates for election of directors must comply with the Corporation’s Articles of Incorporation and the requirements of the proxy rules adopted under the Securities Exchange Act of 1934. We expect to exercise discretionary voting authority granted under any proxy form which is properly executed and returned to the Corporation on any matter not described in the proxy statement that may properly come before the 2014 Annual Meeting unless written notice of the matter is delivered to the Corporation at its corporate offices, addressed to the Corporate Secretary of the Corporation, no later than 30 days prior to the date of the 2014 Annual Meeting, currently scheduled for May 21, 2014.

* * * * *

By Order of the Board of Directors

Janelle Poppe
Corporate Secretary

Elizabethtown, Kentucky

April 15, 2013

25

FIRST FINANCIAL SERVICE CORPORATION
2323 RING ROAD
ELIZABETHTOWN, KY 42701-5006

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2

1 1

**VOTE BY INTERNET - www.proxyvote.com**
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

**ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS**
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

**VOTE BY PHONE - 1-800-690-6903**
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

**VOTE BY MAIL**
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 000000000000

| NAME | SHARES |
|---|---|
| THE COMPANY NAME INC. - COMMON | 123,456,789,012.12345 |
| THE COMPANY NAME INC. - CLASS A | 123,456,789,012.12345 |
| THE COMPANY NAME INC. - CLASS B | 123,456,789,012.12345 |
| THE COMPANY NAME INC. - CLASS C | 123,456,789,012.12345 |
| THE COMPANY NAME INC. - CLASS D | 123,456,789,012.12345 |
| THE COMPANY NAME INC. - CLASS E | 123,456,789,012.12345 |
| THE COMPANY NAME INC. - CLASS F | 123,456,789,012.12345 |
| THE COMPANY NAME INC. - 401 K | 123,456,789,012.12345 |

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

**THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.**

The Board of Directors recommends you vote FOR the following:

| | For All | Withhold All | For All Except |
|---|---|---|---|
| 1. Election of Directors | ☐ | ☐ | ☐ |

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees

01 Gail L. Cleaver 02 Phillip J. Keller 03 Roger T. Rigney

The Board of Directors recommends you vote FOR proposals 2 and 3.

**NOTE:** Such other business matters as may properly come before the meeting or any adjournment thereof.

02 0000000000

For address change/comments, mark here. ☐
(see reverse for instructions)

| | Yes | No |
|---|---|---|
| Please indicate if you plan to attend this meeting | ☐ | ☐ |

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000173432_1 R1.0.0.51160

26

**Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:** The Notice & Proxy Statement, Annual Report/10K, Presidents Letter is/are available at www.proxyvote.com .

**FIRST FINANCIAL SERVICE CORPORATION**
**Annual Meeting of Shareholders**
**May 15, 2013 5:00 PM**
**This proxy is solicited by the Board of Directors**

**The undersigned shareholder in First Financial Service Corporation (the"Corporation") hereby appoints the Board of Directors of the Corporation, his true and lawful attorneys and proxies, with full power of substitution in and for each of them, to vote all shares of the Corporation which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at the Corporation's home office, 2323 Ring Road, Elizabethtown, Kentucky, on Wednesday, May 15, 2013, at 5:00 p.m. local time, or at any adjournment thereof, with all the powers the undersigned would possess, including full power to vote the shares cumulatively in the election of directors, if the undersigned was present personally at the Annual Meeting or any adjournment thereof.**

**This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.**

Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

**Continued and to be signed on reverse side**

0000173432_2 R1.0.0.51160

27